
Luckin Coffee Inc. (Cayman)
Luckin Coffee USA Holdings Inc. (British Virgin Islands)
Luckin Coffee Investment Inc. (British Virgin Islands)
Luckin Coffee International Holdings Inc. (British Virgin Islands)
Luckin Coffee (USA) Inc. (USA)
Luckin Coffee Roastery (Hong Kong) Limited (Hong Kong)
Luckin Coffee (Hong Kong) Limited (Hong Kong)
Luckin Coffee Roasting (Hong Kong) Limited (Hong Kong)
Luckin Coffee International (Hong Kong) Limited (Hong Kong)
Outside PRC
PRC
Luckin Coffee Roasting (Pingnan) Co., Ltd.
Luckin Coffee Roasting (Xiamen) Co., Ltd.
Luckin Coffee Food (Xiamen) Co., Ltd.
50%
10%
Luckin Roasting Technology (Xiamen) Co., Ltd.
Luckin Juice Technology (Xiamen) Co., Ltd.
40%
Luckin Investment (Tianjin) Co., Ltd.
Luckin Roasting (Tianjin) Co., Ltd.
Luckin (China) Co., Ltd.
Luckin Coffee E-commerce (Pingtan) Co., Ltd.
Beijing Luckin Coffee Co., Ltd.
VIE
Beijing Ruiji Coffee Technology Co., Ltd.
Luckin Coffee Information Technology (Xiamen) Co., Ltd.
Beijing Branch
Tianjin Branch
Luckin Coffee Operation Management (Xiamen) Co., Ltd.
CSC Datang Construction Engineering Design (Tianjin) Co., Ltd.
CSC Datang Construction (Shenzhen) Co., Ltd.
Xiamen Branch
Luckin Technology (Hainan) Co., Ltd.
Operating Companies
Changchun Luckin Coffee Co., Ltd.
Haikou Luckin Coffee Co., Ltd.
Shijiazhuang Luckin Coffee Co., Ltd.
Foshan Luckin Coffee Co., Ltd.
Ji'nan Luckin Coffee Co., Ltd.
Xiamen Luckin Coffee Co., Ltd.
Chongqing Luckin Coffee Co., Ltd.
Shanghai Luckin Coffee Co., Ltd.
Wuhan Luckin Coffee Co., Ltd.
Fuzhou Luckin Coffee Co., Ltd.
Hangzhou Luckin Coffee Co., Ltd.
Qingdao Luckin Coffee Co., Ltd.
Zhengzhou Luckin Coffee Co., Ltd.
Dalian Luckin Coffee Co., Ltd.
Ningbo Luckin Coffee Co., Ltd.
Changzhou Luckin Coffee Co. Ltd.
Zhongshan Luckin Coffee Co. Ltd.
Nanning Luckin Coffee Co., Ltd.
Hefei Luckin Coffee Co., Ltd.
Luckin Business Management (Beijing) Co., Ltd.
Luckin Coffee Food (Tianjin) Co., Ltd.
Shenzhen Luckin Coffee Co., Ltd.
Guangzhou Luckin Coffee Co., Ltd.
Beijing Ruiji Coffee Co., Ltd.
Chengdu Luckin Coffee Co., Ltd.
Guiyang Luckin Coffee Co., Ltd.
Nanjing Luckin Coffee Co., Ltd.
Xi'an Luckin Coffee Co., Ltd.
Suzhou Luckin Coffee Co., Ltd.
Changsha Luckin Coffee Co., Ltd.
Wuxi Luckin Coffee Co., Ltd.
Kunming Luckin Coffee Co., Ltd.
Zhenjiang Luckin Coffee Co., Ltd.
Zhuhai Luckin Coffee Co., Ltd.
Lanzhou Luckin Coffee Co., Ltd.
Harbin Luckin Coffee Co., Ltd.
Nanchang Luckin Coffee Co., Ltd.
Taiyuan Luckin Coffee Co., Ltd.
Quanzhou Luckin Coffee Co., Ltd.
Wenzhou Luckin Coffee Co., Ltd.
Shaoxing Luckin Coffee Co., Ltd.
Nantong Luckin Coffee Co., Ltd.
Luckin Coffee Food (Nanjing) Co., Ltd.
Yangzhou Luckin Coffee Co., Ltd.
Jiaxing Luckin Coffee Co., Ltd.
Shenyang Luckin Coffee Co., Ltd.
Dongguan Luckin Coffee Co., Ltd.
Luckin Tiangong (Beijing) Information Technology Co., ltd.
Shanghai Fu'en Coffee Co., Ltd.
Beijing Q.L.R.Y Coffee Co., Ltd.
Beijing Ruiji Hengchang Catering Management Co., Ltd.
Beijing Jincaifang Catering Co., Ltd.
Xiamen Luckin Tea Co., Ltd.
Lanzhou Luckin Tea Catering Management Co., Ltd.
Luckin Tea (Shanghai) Catering Management Co., Ltd.
Nanchang Luckin Tea Catering Management Co., Ltd.
Hefei Luckin Tea Catering Co., Ltd.
Luckin Tea (Guangzhou) Catering Co., Ltd.
Luckin Tea (Changsha) Catering Co., Ltd.
Tianjin Luckin Tea Co., Ltd.
Taiyuan Luckin Tea Catering Co., Ltd.
Luckin Tea (Dongguan) Catering Co., Ltd.
Foshan Luckin Tea Co., Ltd.
Shenyang Luckin Tea Co., Ltd.
Luckin Tea (Qingdao) Catering Co., Ltd.
Luckin Tea (Ji'nan) Catering Co., Ltd.
Chengdu Luckin Tea Co., Ltd.
Luckin Tea (Chongqing) Catering Co., Ltd.
Guiyang Luckin Tea Catering Co., Ltd.
Luckin Tea (Wuxi) Catering Co., Ltd.
Luckin Tea (Beijing) Catering Management Co., Ltd.
Changzhou Luckin Tea Co., Ltd.
Shenzhen Luckin Tea Co., Ltd.
Zhenjiang Luckin Tea Co., Ltd.
Luckin Tea (Ningbo) Catering Co., Ltd.
Quanzhou Luckin Tea Co., Ltd.
Dalian Luckin Tea Co., Ltd.
Yangzhou Luckin Tea Co., Ltd.
Nanjing Luckin Tea Co., Ltd.
Luckin Tea (Zhengzhou) Catering Management Co., Ltd.
Luckin Tea (Fuzhou) Catering Co., Ltd.
Luckin Tea Shijiazhuang Catering Co., Ltd.
Luckin Tea (Hangzhou) Catering Co., Ltd.
Nantong Luckin Tea Co., Ltd.
Suzhou Luckin Tea Co., Ltd.
Wuhan Luckin Tea Co., Ltd.

* Unless otherwise specified in the chart above, the ownership interest is 100%